                                                                    EXHIBIT 10.2

               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                            dated as of June 3, 2002

                                      among

                            THE PLEDGORS NAMED HEREIN

                                       and

                                  BANK ONE, NA

                                    as Agent

                                TABLE OF CONTENTS

     3.3 Validity, Perfection, Assignment and Priority of Security Interests..7

                                      -i-

                                      -ii-

Schedules

Schedule 1        List of Subsidiary Pledgors
Schedule 2        Chief Executive Office and Principal Place of Business
Schedule 3        Pledged Securities
Schedule 4        Trade Names, Division Names, etc.
Schedule 5        Required Filings and Recordings

                                     -iii-

         AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as amended, modified, restated or supplemented from time to time, this "Pledge Agreement")
dated as of June 3, 2002, among KENDLE INTERNATIONAL INC., an Ohio corporation
(the "Borrower"), the Domestic Subsidiaries that are listed on Schedule 1 hereto, and such other Domestic Subsidiaries as shall become parties hereto in accordance with Section 7.7 hereof (such Subsidiaries being referred to herein individually as a "Subsidiary Pledgor" and collectively as the "Subsidiary
Pledgors"), and BANK ONE, NA, as Agent (as defined herein) for the Lenders (as defined herein). This Pledge Agreement amends and restates in its entirety the
Pledge and Security Agreement dated as of October 13, 2000 among Borrower, the
Subsidiary Pledgors named therein and Agent.

         Reference is made to (i) the Amended and Restated Credit Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among the Borrower, the several lenders from time to time party thereto (the "Lenders") and Bank One, NA, as Agent (the
"Agent"). The Lenders and Bank One have agreed to extend credit to the Borrower, pursuant to, and upon the terms and subject to the conditions set forth in, the
Credit Agreement. The obligations of the Lenders and Bank One to extend credit under the Credit Agreement are conditioned on, among other things, the execution and delivery by each of the Borrower and the Subsidiary Pledgors (such parties being referred to herein individually as a "Pledgor" and collectively as the
"Pledgors") of a Pledge and Security Agreement in the form hereof.

         Accordingly, the Pledgors, intending to be legally bound, hereby agree with the Agent, for the ratable benefit of the Secured Parties, as follows:

                             SECTION 1. DEFINITIONS

     1.1 Terms Defined in the Credit Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit
Agreement.

     1.2 Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

     "Account Debtor" shall mean any person who is or who may become obligated to any Pledgor under, with respect to or on account of any General Intangible.

     "Collateral" shall have the meaning assigned to that term in Section 2.1.

     "Contract Rights" shall mean all choses in action and causes of action and all other rights of any Pledgor of every kind and nature now owned or hereafter acquired by any Pledgor pursuant to (a) all contracts under which General
Intangibles arise and (b) all other contract rights of any Pledgor.

     "General Intangibles" of any Pledgor shall mean (a) all Capital Stock of any Subsidiary now owned or hereafter acquired by such Pledgor; provided, that, no shares of Capital Stock of any issuer organized in a jurisdiction outside of the United States of America shall be included hereunder to the extent that the aggregate amount of shares of Capital Stock of such issuer pledged hereunder would exceed 65% of such issuer's issued and outstanding Capital Stock for so long as the pledge of any greater percentage would have adverse tax consequences for the Borrower; (b) all general or limited partnership interests now owned or hereafter acquired by such Pledgor; and (c) all dividends, liquidating dividends, distributions, options, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock referenced in clause (a) above (and all contract rights to receive any of the foregoing) and (c) all rights of such Pledgor (including all choses in action and causes of action) under all agreements that in any way relate to the Capital
Stock.

     "Pledged Debt" shall mean (a) the debt securities listed and described in
Part II of Schedule 3 hereto, payable to such Pledgor listed therein, and the instruments evidencing such debt securities, (b) all additional debt securities hereafter issued and payable to any Pledgor and the instruments evidencing such debt securities, (c) the Intercompany Notes and (d) all payments of principal or interest, cash, instruments or other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the debt securities referred to in clause (a), (b) and (c) above.

     "Pledged Interests" shall mean (a) the Capital Stock listed and described in Part I of Schedule 3 hereto, and the certificates, if any, representing such
Capital Stock; (b) the partnership interests listed and described in Schedule 3 hereto; (c)(i) all additional Capital Stock of any issuer of the Pledged
Interests from time to time acquired by any Pledgor in any manner and (ii) all
Capital Stock of any other person hereafter acquired by any Pledgor (which
Capital Stock referred to in the foregoing clauses (i) and (ii) shall be considered to be Pledged Interests under this Pledge Agreement), together in each case with the certificates representing such additional Capital Stock, and
(d) all dividends, liquidating dividends, stock dividends, distributions, stock or partnership rights, options, warrants, rights to subscribe, cash, instruments and other property and proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such listed
Capital Stock referenced in clause (a) above or such additional Capital Stock referenced in clause (b) above; provided, that, no shares of Capital Stock of any issuer incorporated in a jurisdiction outside of the United States of
America shall be included hereunder to the extent that the aggregate amount of shares of Capital Stock of such issuer pledged hereunder would exceed 65% of the
Capital Stock of such issuer to the extent, and for so long as, the pledge of any greater percentage would have adverse tax consequences for the Borrower or such Pledgor.

     "Pledged Securities" shall mean the Pledged Interests and the Pledged Debt.

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     "Proceeds" shall mean all proceeds, including (a) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (b) any and all payments or other property (in whatever form) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to any Pledgor with respect to any of the Collateral, (c) any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, (d) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the
Collateral by any Governmental Authority and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Secured Obligations" of any Pledgor shall mean (a) in the case of the
Borrower, all the Credit Obligations and (b) in the case of any Subsidiary
Pledgor, all amounts now or hereafter payable by such Subsidiary Pledgor under the Guarantee Agreement, and (c) in the case of any Pledgor, all expenses
(including reasonable counsel fees and expenses but excluding the costs of internal counsel) incurred in enforcing any rights of the Agent and the Secured
Parties against such Pledgor under this Pledge Agreement.

     "UCC" shall mean at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of Ohio; provided, that if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Ohio then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial
Code in effect in such other jurisdiction.

     1.3 UCC Definitions. The uncapitalized terms "account", "account debtor",
"chattel paper", "document", "instrument", "equipment", "general intangible",
"money", "proceeds", and "products" as used in Section 1.2 or elsewhere in this
Pledge Agreement shall have the meanings ascribed thereto in the UCC.

     1.4 Terms Generally. The rules of interpretation specified in Section 1.4 of the Credit Agreement shall be applicable to this Pledge Agreement. All references herein to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Pledge Agreement unless the context shall otherwise require.

                         SECTION 2. SECURITY INTERESTS

     2.1 Security Interests. (a) To secure the due and punctual payment of all
Secured Obligations of such Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become

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due, in accordance with the terms thereof (i) each Pledgor hereby grants to the
Agent, its successors and its assigns, for the ratable benefit of the Secured
Parties, a security interest in, and (ii) each Pledgor hereby pledges to the
Agent, its successors and assigns, for the ratable benefit of the Secured
Parties, all of such Pledgor's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"):

          A. all Pledged Securities of such Pledgor;

          B. all General Intangibles of such Pledgor; and

          C. to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

     (b) No Pledgor shall be required to pledge hereunder, and nothing herein shall be deemed to constitute a pledge hereunder of, more than 65% of the total capital stock of any issuer organized in a jurisdiction outside of the United
States for so long as the pledge of any greater percentage would have adverse tax consequences for the Borrower or such Pledger.

     2.2 Continuing Liability of each Pledgor. Anything herein to the contrary notwithstanding, each Pledgor shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. Neither the
Agent nor any Secured Party shall have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Pledge Agreement or the receipt by the Agent or any Secured Party of any payment relating to any Collateral, nor shall the Agent or any Secured Party be required to perform or fulfill any of the obligations of any Pledgor with respect to any of the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, neither the Agent nor any Secured Party shall be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to the Collateral.

     2.3 Delivery of Pledged Securities. All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Agent, for the ratable benefit of the Secured Parties, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied (excluding the certificates representing the
Capital Stock of Kendle International Holdings Pty Limited) by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, at any time after the occurrence and during the

                                      -4-

continuance of an Event of Default, in its discretion and without notice to any
Pledgor, to cause any or all of the Pledged Interests and other Pledged
Securities to be transferred of record into the name of the Agent or its nominee.

     2.4 Security Interests Absolute. All rights of the Agent and the Secured
Parties hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Secured Obligation, Note or any other document evidencing or securing any Secured Obligation, by operation of law or otherwise;

          (b) any modification, amendment or supplement to the Credit Agreement, any Note, any Collateral Document or any other document evidencing or securing any Secured Obligation;

          (c) any release, non-perfection or invalidity of any direct or indirect security for any Secured Obligation;

          (d) any change in the existence, structure or ownership of the
     Borrower, any other Pledgor or any other Credit Party, or any Bankruptcy
     Event affecting the Borrower, any other Pledgor or any other Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of the Secured Obligations;

          (e) the existence of any claim, set-off or other right which any
     Pledgor may have at any time against the Borrower, any other Pledgor, any other Credit Party, the Agent, any Secured Party or any other corporation or person, whether in connection herewith or any unrelated transactions;

          (f) any invalidity or unenforceability for any reason of any Secured
     Obligation relating to or against the Borrower, any other Pledgor or any other Credit Party, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, any other Pledgor or any other Credit Party of the Secured Obligations;

          (g) any failure by the Agent or any Secured Party (i) to file or enforce a claim against the Borrower, any Pledgor or any other Credit Party or its estate (in a bankruptcy or other proceeding), (ii) to give notice of the existence, creation or incurrence by the Borrower, any other Pledgor or any other Credit Party of any new or additional indebtedness or obligation under or with respect to the Secured Obligations, (iii) to commence any action against the Borrower, any other Pledgor or any other Credit Party,
     (iv) to disclose to the Borrower, any other Pledgor or any other Credit
     Party any facts which the Agent or any Secured Party may now

                                      -5-

     or hereafter know with regard to the Borrower, any other Pledgor or any other Credit Party or (v) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Secured
     Obligations; or

          (h) any other act or omission to act or delay of any kind by the
     Borrower, any other Pledgor, any other Credit Party, the Agent, any Secured
     Party or any other person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Pledgor's obligations hereunder.

          2.5 Release of Collateral. Upon (a) the indefeasible payment in full in cash of all of the Secured Obligations, (b) the termination of the
     Commitments, and (c) the satisfaction by the Borrower of all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral
     Documents and all other documents or agreements governing the Secured
     Obligations, the Agent will (as soon as reasonably practicable after receipt of notice from any Pledgor requesting the same, but at the expense of such Pledgor) (i) execute and deliver to such Pledgor for each filing made under Section 4.1 or 4.2 to perfect the security interests granted to the Agent and the Secured Parties hereunder, a termination statement prepared by such Pledgor and furnished to the Agent to the effect that the
     Agent and the other Secured Parties no longer claim a security interest under such filing and (ii) deliver to such Pledgor all documents and instruments previously pledged to the Agent hereunder.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

          The Pledgors jointly and severally represent and warrant to the Agent and each of the Secured Parties that:

          3.1 Credit Agreement. All representations and warranties contained in the Credit Agreement that relate to such Pledgor are true and correct. Such
     Pledgor agrees to comply with each of the covenants contained in the Credit
     Agreement that imposes or purports to impose restrictions or obligations on such Pledgor. Each Pledgor acknowledges that any default in the due observance or performance by such Pledgor of any covenant, condition or agreement contained herein may (after giving effect to any applicable grace or cure period) constitute an "Event of Default" under Section 8 of the
     Credit Agreement. There are no conditions precedent to the effectiveness of this Pledge Agreement that have not been satisfied or waived.

          3.2 Pledged Securities. All Pledged Securities have been duly authorized and validly issued by the issuers thereof and, in the case of
     Pledged Securities consisting of Capital Stock, are fully paid and nonassessable. None of the Pledged Securities are subject to options to purchase or similar rights of any person. No Pledgor is or will become a party to or otherwise bound by any agreement, other than this Pledge
     Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Interests with respect thereto.

                                      -6-

     3.3 Validity, Perfection, Assignment and Priority of Security Interests.

        (a) By complying with Section 4.1 and by delivering all certificates or instruments, if any, representing or evidencing the Collateral to the Agent, each Pledgor will have created a valid and duly perfected security interest in favor of the Agent for the benefit of the Secured Parties as security for the due and punctual payment of all Secured Obligations of such Pledgor in all
Collateral and identifiable Proceeds of such Collateral, as to which a security interest may be perfected by (i) filing UCC financing statements and (ii)
possession. Continuing compliance by each Pledgor with the provisions of Section
4.2 will also (A) create and duly perfect valid security interests in all
Collateral acquired or otherwise coming into existence after the date hereof and in all identifiable Proceeds of such Collateral as security for the due and punctual payment of all Secured Obligations of such Pledgor and (B) cause such security interests in all Collateral and in all Proceeds which are (I)
identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder and (II) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC.

        (b) The security interests of the Agent in the Collateral rank first in priority, except that the priority of the security interests may be subject to
Liens permitted under Section 7.2 of the Credit Agreement. Other than financing statements or other similar documents perfecting the security interests or deed of trust liens of the Agent and the protective filings filed by the lessors of certain equipment leased by the Pledgors, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral other than with respect to Liens permitted under Section 7.2 of the Credit
Agreement are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any person (other than a Pledgor) asserting any claim thereto or security interest therein.

     3.4 Enforceability of General Intangibles. To the knowledge of each
Pledgor, each General Intangible is a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies in all material respects with applicable legal requirements.

     3.5 Place of Business, Location of Collateral. Schedule 2 correctly sets forth (a) each Pledgor's chief executive offices and principal place of business and (b) the offices of each Pledgor where records concerning General Intangibles are kept. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments other than instruments evidencing the Pledged Debt which have been delivered to the Agent hereunder.

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     3.6 Trade Names. Any and all trade names, division names, assumed names or other names under which any Pledgor transacts, or at any time during the past five years prior to the date hereof has transacted, business are specified on
Schedule 4.

     3.7 Outstanding Interests. The Capital Stock listed on Schedule 3 constitutes (i) 100% of the Capital Stock of all Domestic Subsidiaries and (ii)
65% of the Capital Stock of all Foreign Subsidiaries directly owned by any
Pledgor.

     3.8 Effectiveness. The pledge and grant effected hereby is effective to vest in the Agent, on behalf of the Secured Parties, the rights of the Agent in the Collateral as set forth herein.

                              SECTION 4. COVENANTS

     Each Pledgor covenants and agrees with the Agent that until the conditions for release of the Collateral set forth in Section 2.5 have been satisfied and the Collateral is released pursuant to Section 2.5, such Pledgor will comply with the following:

     4.1 Perfection of Security Interests.

         (a) Each Pledgor will, at its expense, cause all filings and recordings and other actions specified on Schedule 5 to have been completed and filed on or prior to the Effective Date.

         (b) Each Pledgor which is the holder of Capital Stock of a Foreign
Subsidiary will pledge such Capital Stock and perfect the Agent's security interest therein in the case of the pledge of the Capital Stock of any other
Foreign Subsidiary, pursuant to the terms hereof and, if required by the laws of the applicable jurisdiction, a pledge agreement in form and substance satisfactory to the Agent.

     4.2 Further Actions.

         (a) At all times after the Effective Date, each Pledgor will, at its own expense, comply with the following:

             (i) as to all General Intangibles and Pledged Securities, it will cause UCC financing statements and continuation statements to be filed and to be on file in all applicable jurisdictions (except with respect to goods in transit) as required to perfect the security interests granted to the Agent for the ratable benefit of the Secured Parties hereunder, to the extent that applicable law permits perfection. of a security interest by filing under the
UCC;

             (ii) as to all Proceeds, it will cause all UCC financing statements and continuation statements filed in accordance with clause (i) above to include
a

                                      -8-

statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered;

             (iii) upon the request of the Agent, it will ensure that the provisions of Section 5.1(b) are complied with;

             (iv) as to any Capital Stock owned or hereafter acquired by any
Pledgor, the applicable Pledgor will immediately pledge and deliver the corresponding certificates, upon the acquisition or certification thereof, or other instruments to the Agent for the benefit of the Secured Parties as part of the Pledged Interests duly endorsed in a manner reasonably satisfactory to the
Agent;

             (v) as to any Capital Stock of any Foreign Subsidiary owned or hereafter acquired by any Pledgor, the applicable Pledgor will immediately deliver pledge agreements and other documents and instruments as may be required under the laws of that applicable jurisdiction, all, in form and substance satisfactory to the Agent, as necessary to effect the pledge of the Capital
Stock, and perfection of the Agent's security interest therein, under the laws of such jurisdiction; and

             (vi) as to any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note, chattel paper or other instrument, the applicable Pledgor will immediately pledge and deliver such note or other instrument to the Agent for the benefit of the Secured Parties as part of the Pledged Debt duly endorsed in a manner satisfactory to the Agent.

        (b) Each Pledgor will, from time to time and at its own expense, execute, deliver, file or record such financing statements pursuant to the UCC and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Agent and the Secured
Parties to obtain the full benefits of this Pledge Agreement or to enable the
Agent to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral.

        (c) To the fullest extent permitted by law, each Pledgor authorizes the
Agent (i) to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon and (ii) to the fullest extent permitted by law, file this Pledge Agreement in any UCC filing jurisdiction as a financing statement with respect to the Collateral. In furtherance of the foregoing, each Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or in its own name, from rime to time in the Agent's reasonable discretion, to execute, deliver, file or record

                                      -9-

financing statements pursuant to the UCC as may be necessary or desirable, in order to create, preserve, perfect, confirm or validate the security interests.

     4.3 Change of Name, Identity or Structure. No Pledgor will change its name, identity or corporate structure in any manner except to the extent expressly permitted under Section 7.4 of the Credit Agreement. Furthermore, no Pledgor
shall take any such action permitted under Section 7.4 of the Credit Agreement unless it shall have given the Agent at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or desirable or as may be reasonably requested by the Agent, to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all persons.

     4.4 Place of Business and Collateral. No Pledgor will change the location of (a) any of its places of business, (b) its chief executive offices or (c) any of the offices or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 2 hereto (including the establishment of any new office or facility) unless, prior to such change, (i) it notifies the Agent of such change, (ii) makes all UCC filings required by Section 4.2 and (iii) takes all other action necessary or desirable or that the Agent may reasonably request, to preserve, perfect, confirm and protect the security interests granted hereby. No Pledgor will change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected.

     4.5 Maintenance of Records. Each Pledgor will keep and maintain at its own cost and expense complete books and records relating to the Collateral which are reasonably satisfactory to the Agent, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. Each Pledgor will mark its instruments and chattel paper to evidence this Pledge Agreement and the security interests granted hereby. For the further security of the Agent and the other
Secured Parties, each Pledgor agrees that the Agent shall have a special property interest in each Pledgor's Documents and chattel paper and, upon the occurrence and during the continuance of an Event of Default, such Pledgor shall deliver and turn over any Document or chattel paper to the Agent or to its representatives at any time on demand of the Agent.

     4.6 Compliance with Law. Each Pledgor will comply with all Requirements of
Law applicable to it and the Collateral or any part thereof or to the operation of such Pledgor's business to the extent that noncompliance with any such
Requirement of Law could reasonably be expected to have a Material Adverse
Effect.

                                      -10-

     4.7 Payment of Taxes. Each Pledgor will pay and discharge (a) all taxes, assessments and other governmental charges or levies imposed upon it, or upon its income or profits, or upon the Collateral, before they shall become delinquent and (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon the Collateral;
provided, that no Pledgor shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings diligently pursued and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material
Adverse Effect.

     4.8 Limitation on Liens on Collateral. No Pledgor will create, permit or suffer to exist, but will defend the Collateral and each Pledgor's rights with respect thereto against and take such other action as is necessary to remove, any security interest, encumbrance, claim or other Lien in respect of the
Collateral other than the security interests created hereunder and the Liens permitted under Section 7.2 of the Credit Agreement.

     4.9 Maintenance of Insurance. The Pledgors, at their own expense, shall maintain or cause to be maintained insurance required by Section 6.6 of the
Credit Agreement. Each Pledgor irrevocably makes, constitutes and appoints the
Agent (and all officers, employees or agents designated by the Agent) as such
Pledgor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such
Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent deems advisable. All sums disbursed by the Agent in connection with this Section 4.9, including reasonable and invoiced attorneys'
fees (excluding the costs of internal counsel), court costs, out-of-pocket expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Agent and shall be additional Secured Obligations secured hereby.

     4.10 Limitations on Dispositions of Collateral. No Pledgor will directly or indirectly (through the sale of stock, merger or otherwise) sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted under Section 2.5. The inclusion of
Proceeds of the Collateral under the security interests granted under Section
2.1 shall not be deemed a consent by the

                                      -11-

Agent to any sale or disposition of any Collateral other than as permitted by this Section 4.10.

     4.11 Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to
Section 6.1(a) of the Credit Agreement, the Borrower shall deliver to the Agent a certificate executed by a financial officer of the Borrower (as to which certificate there shall be no individual, as opposed to corporate, liability)
(a) setting forth the chief executive officer and principal place of business for each Pledgor, (b) certifying that all UCC financing statements or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) above to the extent necessary to protect and perfect the security interests created under
Section 2.1 for a period of not less than eighteen (18) months after the date of such certificate and (c) certifying that the Borrower and each Pledgor have complied with all actions required to be taken by the Borrower or such Pledgor under Section 4.2(a).

     4.12 Notices. Each Pledgor will advise the Agent promptly and in reasonable detail after it becomes aware of, (a) any security interest, material encumbrance or material claim made or other Lien (other than Permitted Liens)
asserted against any of the Collateral, (b) any material change in the composition of the Collateral and (c) the occurrence of any other event which is reasonably likely to have a material adverse effect on the aggregate value of the Collateral or on the security interests granted to the Agent in this Pledge
Agreement.

     4.13 Change of Law. Each Pledgor shall promptly notify the Agent in writing of any change in law known to it which (a) materially adversely affects or will materially adversely affect the validity, perfection or priority of the security interests granted hereby, (b) requires or will require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority or (c) could result in the Agent not having a perfected security interest in any of the Collateral.

     4.14 Right of Inspection. Subject to the terms of Section 10.14 of the
Credit Agreement, each Pledgor will, at such Pledgor's cost and expense, permit any representatives designated by the Agent or the Required Lenders to visit and inspect the financial records or any of the other Collateral of such Pledgor at reasonable times and as often as reasonably requested, and to make extracts from and copies of such financial records, and permit any representatives designated by the Agent or the Required Lenders to discuss the affairs, finances and condition of such Pledgor with the officers thereof and independent accountants therefor (with representatives of the Borrower present unless an Event of
Default or Default has occurred and is continuing).

                                      -12-

     4.15 Reimbursement Obligation. Should any Pledgor fail to comply with the provisions of this Pledge Agreement or any other agreement relating to the
Collateral (including any Capital Lease obligation or other lease obligation)
such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to the Agent hereunder or thereunder is thereby diminished or potentially diminished in any material respect or put at risk in any material respect (as reasonably determined by the Agent), the Agent on behalf of such Pledgor may, but shall not be required to, effect such compliance on behalf of such Pledgor, and such Pledgor shall reimburse the Agent for the costs thereof actually incurred (but not the fees of internal counsel) on demand, and interest shall accrue on any such unpaid reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the default rate provided in Section 3.1 of the Credit Agreement.

     4.16 Amendments to Schedules. Each Pledgor has a continuing obligation hereunder to amend, revise and update, as need be, any and all schedules hereto so that such schedules accurately reflect in all material respects the information set forth therein.

             SECTION 5. DISTRIBUTIONS ON PLEDGED SECURITIES; VOTING

     5.1 Right to Receive Distributions on Pledged Collateral; Voting.

         (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Interests or any part thereof for any purpose permitted by the terms of this Pledge Agreement and the Credit Agreement.

          (ii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and principal paid in cash on the Pledged Securities to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(ii), or as otherwise permitted to be retained by a Pledgor pursuant to the Credit
     Agreement, all principal, all noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged
     Securities or any part thereof, or in redemption thereof, or

                                      -13-

     as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and shall be forthwith delivered to the Agent in the form in which received (with any necessary endorsement).

          (iii) The Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies, powers of attorney, consents, ratifications and waivers and other instruments as each Pledgor may reasonably request for the purpose of enabling each Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

        (b) Upon the occurrence and during the continuance of an Event of
Default:

          (i) All rights of any Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 5.1(a)(ii) shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments.

          (ii) All dividends and interest payments which are received by any
     Pledgor contrary to the provisions of paragraph (i) of this Section 5.1(b)
     shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary endorsement).

        (c) Upon the occurrence and during the continuance of an Event of Default, all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5.1(a)(i)
shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                    SECTION 6. REMEDIES; RIGHTS UPON DEFAULT

     6.1 UCC Rights. If any Event of Default shall have occurred, the Agent may, in addition to all other rights and remedies granted to it in this Pledge
Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Agent at law or in equity.

                                      -14-

     6.2 Possession of Collateral. In furtherance of the foregoing, each Pledgor expressly agrees that, if an Event of Default shall occur and be continuing, the
Agent may (a) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Agent seize and remove such Collateral from such premises and (b) have access to and use of such
Pledgor's Documents.

     6.3 Sale of Collateral.

        (a) Each Pledgor expressly agrees that if an Event of Default shall occur and be continuing, the Agent, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to any Pledgor or any other person (all of which demands and/or notices are hereby waived by each Pledgor), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Agent or elsewhere in such manner as is commercially reasonable and as the Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Secured Party shall have the right upon any such public sale and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the
Collateral so sold. Each Pledgor further agrees, at the Agent's request, to assemble the Collateral, and to make it available to the Agent at places which the Agent may reasonably select. To the extent permitted by applicable law, each
Pledgor waives all claims, damages and demands against the Agent or any Secured
Party arising out of the foreclosure, repossession, retention or sale of the
Collateral in accordance with the terms and conditions contained in this Pledge
Agreement.

        (b) Unless the Collateral threatens to decline quickly in value or is of a type customarily sold in a recognized market, the Agent shall give such
Pledgor ten (10) days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private sale, state the day after which such sale may be consummated. The Agent shall not be required or obligated to make any such sale pursuant to any such notice. The Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the
Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not

                                      -15-

incur any liability in case of failure of such purchaser to pay for the
Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

     6.4 Rights of Purchasers. Upon any sale of the Collateral (whether public or private), the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the
Agent and the other Secured Parties) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of any Pledgor, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, including the right to redeem the Collateral under ss. 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

     6.5 Additional Rights of the Agent. Upon the occurrence and during the continuance of an Event of Default:

        (a) The Agent shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Pledge Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the
Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

        (b) The Agent shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any person then liable for the payment of any of the Secured Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Agent or any other Secured Party) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Agent and the other Secured Parties, and each Pledgor irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

     6.6 Securities Act, etc.

        (a) In view of the position of the applicable Pledgor in relation to its
Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect
(such Act and any such similar statute as from time to time in effect being herein called the "Federal Securities Laws"), with respect to any disposition of the Pledged Securities permitted hereunder. Each

                                      -16-

Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any such
Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent and the other Secured
Parties in any attempt to dispose of all or part of the Pledged Securities under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect.

     Accordingly, each Pledgor expressly agrees that the Agent is authorized, in connection with any sale of the Pledged Securities, if the Agent reasonably deems it advisable so to do, (a) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, (b) to cause to be placed on certificates for any or all of the Pledged Securities or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the
Federal Securities Laws and may not be disposed of in violation of the provision of the Federal Securities Laws and (c) to impose such other limitations or conditions in connection with any such sale as the Agent reasonably deems necessary or advisable in order to comply with the Federal Securities Laws or any other applicable law. Each Pledgor covenants and agrees that, upon the occurrence and during the continuance of an Event of Default, it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order to comply with the Federal Securities Laws or any other applicable law. Each Pledgor acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, therefore, agrees that any such sale shall not be deemed by reason of such limitations to have not been made in a commercially reasonable manner, it being the agreement of each Pledgor, the
Agent and the other Secured Parties that the provisions of this Section 6.6 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells the Pledged Securities. The Agent shall be under no obligation to delay a sale of any Pledged Securities for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the
Federal Securities Laws, or under applicable state securities laws, even if the issuer would agree to do so.

        (b) If the Agent shall determine to exercise its right to sell all or any of the Pledged Securities and if in the opinion of counsel for the Agent it is necessary, or if in the opinion of the Agent it is advisable, to have the securities included in the Pledged Securities or the portion thereof to be sold registered under the provisions of the Federal Securities Laws, each Pledgor agrees, at its own expense, (i) to execute and deliver, and to use its best efforts to cause its directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other

                                      -17-

such acts and things, as may be necessary or, in the reasonable opinion of the
Agent, advisable to register such securities under the provisions of the Federal
Securities Laws and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Federal Securities Laws and the rules and regulations of the Securities and Exchange Commission thereunder, (ii) to prepare, and to make available to the security holders of the issuer of any such Pledged Securities as soon as practicable, an earnings statement (which need not be audited) covering the period of at least twelve (12) months beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Federal Securities Laws, (iii) to
use its best efforts to qualify such securities under state blue sky or securities laws and to obtain the approval of any governmental authorities for the sale of such securities as requested by the Agent and (iv) at the request of the Agent, to indemnify and hold harmless the Agent, any other Secured Party and any underwriters (and any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Federal Securities Laws or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus furnished by Pledgor or in any preliminary prospectus or any amendment or supplement thereto furnished by Pledgor, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the
Agent, any other Secured Party or any underwriters (or any person controlling any of the foregoing); provided, that, such Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such person by the Agent or any underwriter expressly for use in such registration statement or prospectus.

         (c) Borrower hereby acknowledges the provisions of Section 6.4 set forth in the Pledge Agreement and agrees to comply with the requirements set forth in such section as such section relates to the Borrower.

     6.7 Remedies Not Exclusive.

         (a) No remedy conferred upon or reserved to the Agent in this Pledge
Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

                                      -18-

         (b) If the Agent shall have proceeded to enforce any right, remedy or power under this Pledge Agreement and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, each Pledgor and the Agent shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Pledge Agreement, and thereafter all rights, remedies and powers of the Agent shall continue as though no such proceedings had been taken.

         (c) All rights of action under this Pledge Agreement may be enforced by the Agent without the possession of any instrument evidencing any Secured
Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Agent shall be brought in its name and any judgment shall be held as part of the Collateral.

     6.8 Waiver and Estoppel.

         (a) Each Pledgor, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Pledge Agreement and each Pledgor hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Agent in this Pledge Agreement but will permit the execution of every such power as though no such law were in force; provided, that nothing contained in this Section 6.8 shall be construed as a waiver of any rights of such Pledgor under any applicable Federal bankruptcy law or the insolvency laws of any other jurisdiction.

         (b) Each Pledgor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Pledge Agreement and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

         (c) Each Pledgor, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder or under the Credit Agreement) in connection with this Pledge Agreement and any action taken by the Agent with respect to the
Collateral.

     6.9 Power of Attorney. Each Pledgor hereby irrevocably constitutes and appoints the Agent, with full power of substitution, as its true and lawful attorney-in-fact

                                      -19-

with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the
Agent's reasonable discretion for the purpose of carrying out the terms of this
Pledge Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement and, without limiting the generality of the foregoing, hereby gives the Agent the power and right, on behalf of such
Pledgor, without notice to or assent by such Pledgor to do the following:

         (a) upon the occurrence and during the continuance of any Event of
Default, to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

         (b) upon the occurrence and during the continuance of any Event of
Default, to effect any repairs or any insurance called for by the terms of this
Pledge Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

         (c) upon the occurrence and continuance of any Event of Default and otherwise to the extent provided in this Pledge Agreement, (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Agent or as the
Agent shall direct; (ii) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against such Pledgor with respect to any Collateral; (v) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (vi) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the option of the Agent and each Pledgor's expense, at any time, or from time to time, all acts and. things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the
Agent's security interest therein, in order to effect the intent of this Pledge
Agreement, all as fully and effectively as such Pledgor might do.

     Each Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. This power of attorney shall not be affected by any Bankruptcy Event occurring in respect of any person or any change in the legal capacity, rights or obligations of a person.

                                      -20-

     Except as provided for by law or the UCC or its equivalent, nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Agent. It is understood and agreed that the appointment of the Agent as the agent of each Pledgor for the purposes set forth above in this Section 6.9 is coupled with an interest and is irrevocable. The provisions of this Section 6.9 shall in no event relieve any
Pledgor of any of its obligations hereunder with respect to the Collateral or any part thereof or impose any obligation on the Agent to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Agent of any other or further right which it may have on the date of this Pledge Agreement or hereafter, whether hereunder or by law or otherwise.

     6.10 Application of Proceeds.

         (a) The Agent shall apply the proceeds of any collection, sale or other disposition of the Collateral as follows:

     FIRST, to the payment of all reasonable costs and expenses incurred by the
     Agent (in its capacity as such hereunder or under any other Credit
     Document) and the Lenders in connection with such collection or sale or otherwise in connection with this Pledge Agreement or any of the Secured
     Obligations, including all court costs and the reasonable fees and expenses of their agents and legal counsel (but excluding the costs of internal counsel), the repayment of all reasonable advances made by the Agent and the Lenders hereunder or under any other Credit Document and all reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

     SECOND, to the payment in full of all Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution) at the time due and payable; and

     THIRD, to each Pledgor, its successors or assigns, if all conditions to the release of the Collateral specified in Section 2.5 shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by the Agent and thereafter applied to any other payments required to be made in accordance with subdivisions First and Second above.

                                      -21-

         (b) The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this
Pledge Agreement. Upon any sale of the Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

         (c) In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale as aforesaid are insufficient to pay all amounts to which the Agent or any or all of the Lenders are legally entitled, the Pledgors will be jointly and severally liable for the deficiency, together with interest thereon, at the default rate set forth in Section 3.1 of the Credit Agreement, and the reasonable fees of any attorneys (but excluding the fees and costs of internal counsel) employed by the Agent or any or all of the Lenders to collect such deficiency, pursuant to the Credit Agreement.

                            SECTION 7. MISCELLANEOUS

     7.1 Notices. Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number, with telephonic confirmation of receipt, in the case of the Borrower and the Agent, set forth in Section 10.1 of the Credit Agreement and in the case of the Subsidiary Pledgors, set forth on the signature pages hereof, (c) on the
Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) on the fifth Business
Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Agent, set forth in Section 10.1 of the Credit
Agreement, and, in the case of the Subsidiary Pledgors, set forth on the signature pages hereof, or at such other address as such party may specify by written notice to the other parties hereto.

     7.2 Survival of Agreement. All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Pledge
Agreement shall be considered to have been relied upon by the Agent and the
Secured Parties and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until the Secured Obligations have been indefeasibly paid in full in cash, the Commitments have been terminated, and all terms and conditions hereof, the Credit Agreement, the Notes, the Collateral
Documents and all other documents or agreements governing the

                                      -22-

Secured Obligations have been satisfied. This Pledge Agreement shall terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.5; provided, that the obligations of each Pledgor under Section 4.15 shall survive any such termination.

     7.3 Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Pledge
Agreement shall be as effective as an original, executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Pledge
Agreement.

     7.4 Amendments. Etc. No amendment, modification or waiver of any provision of this Pledge Agreement and no consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be in writing and shall be executed and delivered in accordance with Section 10.6 of the
Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that this Pledge Agreement may be amended, modified or waived with respect to any Pledgor, including by releasing any Pledgor hereunder, without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

     7.5 Assignments. This Pledge Agreement and the terms, covenants and conditions hereof shall be binding upon each Pledgor and its successors and shall inure to the benefit of the Agent and the Secured Parties and their respective successors and assigns. Upon the assignment by any Lender of all or any portion of its rights and obligations under the Credit Agreement (including all or any portion of its Commitment and the Loans owing to it) to any other person, such other person shall thereupon become vested with all the benefits in respect thereof granted to such transferor or assignor herein or otherwise. None of the Pledgors shall be permitted to assign, transfer or delegate any of its rights or obligations under this Pledge Agreement (and any such purported assignment, transfer or delegation without such consent shall be void).

     7.6 Severability. If any provision of any of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                                      -23-

     7.7 Joinder Agreement. Upon execution and delivery by the Agent and a
Domestic Subsidiary of a Joinder Agreement substantially in the form of Exhibit
J to the Credit Agreement, such Domestic Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each
Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

     7.8 GOVERNING LAW; Submission to Jurisdiction; Venue.

         (a) THIS PLEDGE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS OF LAWS. Any legal action or proceeding with respect to this Pledge
Agreement may be brought in the courts of the State of Ohio in Hamilton County, or of the United States for the Southern District, Western Division of Ohio,
and, by execution and delivery of this Pledge Agreement, each Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set forth for notices pursuant to Section 7.1, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right of the
Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

         (b) Each Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE SECURED
PARTIES AND THE PLEDGORS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN
ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (d) Without limiting the generality of Sections 7(a), 7(b) or 7(c) each
Subsidiary Pledgor agrees to comply to the fullest extent with all laws including without limitation all legislation, regulations, statutory rules and bylaws of any government, whether local, state, provincial, federal or otherwise applicable in any jurisdiction to which the Collateral is attached or situated and such laws will apply with respect to this Pledge Agreement to the extent reasonably necessary.

                                      -24-

     7.9 Entirety. This Pledge Agreement, the other Credit Documents and the
Lender Hedging Agreements, if any, constitute the entire agreement between the parties regarding the subject matter hereof and supersede all prior agreements and understanding, oral or written, if any (including any commitment letters or correspondence) relating to such subject matters. Nothing in this Pledge
Agreement or any other Credit Document, expressed or implied, is intended to confer upon any party (other than the parties hereto and the Secured Parties), any rights, remedies, obligations or liabilities under or by reason of this
Pledge Agreement or any other Credit Document.

     7.10 No Waiver; Remedies. No failure on the part of the Agent or any
Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by such person preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder and under the Credit Documents are cumulative and are not exclusive of any other remedies provided by law.

     7.11 Headings. Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Pledge Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

KENDLE DELAWARE INC.,                       KENDLE INTERNATIONAL INC.,
as Pledgor                                  as Pledgor

By:______________________________           By:______________________________
     Timothy M. Mooney                         Timothy M. Mooney
     Vice President                            Vice President
Address:      1200 Carew Tower              Address:      1200 Carew Tower
              441 Vine Street                             441 Vine Street
              Cincinnati, Ohio 45202                      Cincinnati, Ohio 45202

                                      -25-

HEALTH CARE COMMUNICATIONS INC.,          KENDLE U.K. INC., as Pledgor
as Pledgor

By:______________________________         By:____________________________
   Timothy M. Mooney                          Timothy M. Mooney
   Vice President                             Vice President
Address:      1200 Carew Tower            Address:      1200 Carew Tower
              441 Vine Street                           441 Vine Street
              Cincinnati, Ohio 45202                    Cincinnati, Ohio 45202

                                          BANK ONE, NA, as Agent

                                          By:_____________________________
                                             Richard B. Kuertz
                                             First Vice President
                                         Address: Bank One Towers
                                                  8044 Montgomery Road
                                                  OH3-4107, P.O. Box 365800
                                                  Cincinnati, Ohio 45235-5800

                                      -26-

Pledge Agreement

                                   Schedule 1
                               SUBSIDIARY PLEDGORS

                                Kendle U.K. Inc.

                         Health Care Communications Inc.

                              Kendle Delaware Inc.

Pledge Agreement

                                   Schedule 2
                             CHIEF EXECUTIVE OFFICE

                            Kendle International Inc.
                                1200 Carew Tower
                                 441 Vine Street
                     Cincinnati, Hamilton County Ohio 45202

                                Kendle U.K. Inc.
                                1200 Carew Tower
                                 441 Vine Street
                     Cincinnati, Hamilton County Ohio 45202

                         Health Care Communications Inc.
                                1200 Carew Tower
                                 441 Vine Street
                     Cincinnati, Hamilton County Ohio 45202

                              Kendle Delaware Inc.
                                1200 Carew Tower
                                 441 Vine Street
                     Cincinnati, Hamilton County Ohio 45202

Pledge Agreement
                                   Schedule 3

                           PART I - PLEDGED SECURITIES

                                                   Outstanding
                                                   Shares/Shares      Stock
Pledgor                    Issuer                  Pledged        Certificate
-------------------------  --------------------   --------------  -------------
Kendle International Inc.  Kendle U.K. Inc.        100/100             3

Kendle International Inc.  ACER/EXCEL, Inc.        4,444/4,444         12

Kendle International Inc.  Health Care
                           Communications Inc.     100/100             1

Kendle International Inc.  Kendle Delaware Inc.    1,000/1,000         1

Kendle International Inc.  AAC Consulting Group,
                           Inc.                    3,000,000/          14
                                                   3,000,000

Kendle International Inc.  Kendle International    100% of
                           CPU LLC                 Membership     Uncertificated
                                                   Interest

Kendle U.K. Inc.           Kendle International    299/194        Uncertificated
                           B.V.  (Formerly
                           U-Gene Research B.V.)

Kendle U.K. Inc.           Kendle GmbH (formerly    1/.65         Uncertificated
                           AB9707
                           Vermogenverwaltungs
                           GmbH)

Kendle U.K. Inc.           Kendle Vermogenver       1/.65          Uncertificated
                           -waltungs GmbH

Kendle U.K. Inc.           Kendle Canada Inc.       126,523/            TBD
                                                    82,239

Kendle U.K. Inc.           Kendle International      100/65              7
                            Holdings Limited

Kendle U.K. Inc.           Kendle International    4,500,002/           TBD
                            Holdings Pty Limited   2,925,001

Kendle U.K. Inc.           Kendle International    4,000/           Uncertificated
                           SARL                     2,600

                                                              Outstanding
Pledgor                           Issuer                 Partnership Interests
-------------------------------   --------------------   -----------------------
Health Care Communications Inc.   Kendle HCC LP          1% General Partnership
                                                         Interest

Health Care Communications Inc.   Kendle New Jersey LP   1% General Partnership
                                                         Interest

Kendle Delaware Inc.              Kendle HCC LP          99% Limited Partnership
                                                         Interest

Kendle Delaware Inc.              Kendle New Jersey LP   99% Limited Partnership
                                                         Interest

                             PART II - PLEDGED DEBT

         1. Intercompany Note dated as of December 1, 1998 in the amount of DM
1,036,405 payable by Kendle Vermogenverwaltungs GmbH, a corporation organized under the laws of Germany, to the order of Kendle International Inc.

         2. Intercompany Note dated as of August 1, 1998 in the amount of
$4,000,000 payable by Kendle International B.V., a corporation organized under the laws of The Netherlands, to the order of Kendle International Inc.

         3. Loan Agreement dated as of August 22, 1997 evidencing a loan in the principal amount of DM 14,625,000 payable by Kendle Vermogenverwaltungs GmbH, a corporation organized under the laws of Germany, to the order of Kendle
International Inc.

                                      -2-

Pledge Agreement

                                   Schedule 4
                                   TRADE NAMES

                                     Kendle
                                      ACER
                                   ACER/EXCEL
                                       gmi
                                     U-Gene
                                       HCC
                           Health Care Communications
                              Kendle International

Pledge Agreement

                                   SCHEDULE 5

                         Required Filings and Recordings
                                FILING LOCATIONS

                            Kendle International Inc.

                             Ohio Secretary of State

                                Kendle U.K. Inc.

                             Ohio Secretary of State

                         Health Care Communications Inc.

                             Ohio Secretary of State

                              Kendle Delaware Inc.

                           Delaware Secretary of State